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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): JULY 5, 1996

                        BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)

           MARYLAND                    1-72612                77-0404318
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(State or other jurisdiction   (Commission file number)     (IRS employer
     of incorporation)                                    identification no.)


          4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
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              (Address of principal executive offices)  (Zip Code)

                                 (408) 983-1500
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

        Bay Apartment Communities, Inc. (the "Company") recently engaged the services of two consulting firms to compile and analyze data to be used in the daily operational and long-term strategic decision-making of the Company's management. Together, these studies provide the Company with general market overviews, demographic trends, and analyses of effective rents, historical vacancy rates and projects in planning, primarily for counties within the San Francisco Bay Area (defined to include Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Sonoma, Santa Clara and Solano Counties) rental market.

        One report, completed by Ann Roulac and Company, is based on an analysis of the research compiled by RealData, Inc., the current producer of the Bay Area Apartment Market Report (BAAMR), a detailed reference guide to the San Francisco Bay Area apartment market. The scope of Ann Roulac and Company's engagement was to identify 100 plus institutional quality apartment properties from the BAAMR database of 450 properties for the Alameda, San Francisco, San Mateo and Santa Clara Counties. The data presented by Ann Roulac and Company are based on surveys with managers of 100 institutional quality apartment homes in the four subject counties.

        The second report, completed by the Rosen Consulting Group, focused its analyses on five counties (i.e., San Mateo, Santa Clara, Alameda, San Francisco and Orange Counties), four of which are located in the San Francisco Bay Area. In preparing its report, the Rosen Consulting Group analyzed recent economic trends and forecasted employment trends, demographic trends and the affordability and demand for rental units.

        The reports prepared for the Company by Ann Roulac and Company and the Rosen Consulting Group are attached hereto as exhibits. The foregoing description of the contents of the two consulting reports does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 7.  EXHIBITS

(c)      Exhibits

        23.1  Consent of Rosen Consulting Group

        23.2  Consent of Ann Roulac and Company

        99.1 The Apartment Markets in Orange, Santa Clara, Alameda, San Francisco and San Mateo Counties, dated June 28, 1996, and the addendum thereto, presented to the Company by the Rosen Consulting Group.

        99.2 San Francisco Bay Area Rental Analysis, dated June 30, 1996 presented to the Company by Ann Roulac and Company.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                   BAY APARTMENT COMMUNITIES, INC.


Dated: July 5, 1996                By: /s/ Gilbert M. Meyer
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                                       Gilbert M. Meyer
                                       Chairman of the Board and President